SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          June 19, 1996
        Date of Report (Date of earliest event reported)



                          InaCom Corp.
     (Exact name of registrant as specified in its charter)


         Delaware               0-16114           47-0681813
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     10810 Farnam Drive, Suite 200, Omaha Nebraska  68154
     (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code
                         (402) 392-3900

Item 5.   OTHER EVENTS.

     InaCom Corp. issued a press release on June 19, 1996 announcing its placement, though a Rule 144A private placement offering, of $55.25 million of 6% Convertible Subordinated Debentures due June 15, 2006. The press release is attached hereto as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          99.    InaCom's Press Release dated June 19, 1996



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INACOM CORP.


June 19, 1996                      By:   /s/ David C. Guenthner
                                        __________________________
                                        David C. Guenthner
                                        Executive Vice President
                                        and Chief Financial Officer

                        INDEX TO EXHIBITS

Exhibit   Description                                       Page

   99.    InaCom Corp.'s Press Release dated
          June 19, 1996 .. . . . . . . . . . . . . . . . .